Exhibit 99.2

HISTORICAL BACKLOG CORRECTION NOVEMBER 6, 2024

2 CORRECTED HISTORICAL BACKLOG (2019 - Q2 2024) June 30, March 31, As of December 31, 2024 2024 2023 2022 2021 2020 2019 (in millions) $879 $973 $1,061 $1,020 $415 $111 $84 Corrected Backlog $994 $1,121 $1,212 $1,125 $461 $116 $99 Previously Reported Backlog $(115) $(149) $(151) $(105) $(46) $(5) $(15) Variance